        NUMBER                                               SHARES
    WO

     COMMON STOCK                                          COMMON STOCK


                          WIRE ONE TECHNOLOGIES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                      CUSIP 976521 10 4



THIS CERFITIES THAT

                                   [SPECIMEN]


is the Owner of


 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.0001 PAR VALUE, OF

                          WIRE ONE TECHNOLOGIES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.

Dated:



                  [WIRE ONE TECHNOLOGIES, INC. CORPORATE SEAL]


       /s/ Andrea Grasso                                /s/ Richard Reiss
          SECRETARY                                        PRESIDENT



                                         COUNTERSIGNED AND REGISTERED:
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                      (NEW YORK, NY)
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                         BY
                                                            AUTHORIZED SIGNATURE

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM   --  as tenants in common

TEN ENT   --  as tenants by the entireties

JT TEN    --  as joint tenants with right of survivorship and not as tenants in common



UNIF GIFT MIN ACT  --  _______________________ Custodian _______________________
                              (Cust)                           (Minor)
                       under Uniform Gifts to Minors Act _______________________
                                                               (State)


    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ______________________ HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

PLEASE PRINT OR TYPEWRITE IDENTIFYING
NUMBER AND NAME OF ASSIGNEE AS IT SHOULD
APPEAR ON CERTIFICATE AND SHOW ADDRESS
--------------------------------------

--------------------------------------

                                      __________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney,
to transfer the said shares on the books of the within-named Corporation, with full power of substitution in the premises.

DATED _________________________



                        X
                         -------------------------------------------------------

                        X
                         -------------------------------------------------------

                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement or any change whatsoever. Signatures of registered owners on this certificate or on powers of attorney, and signatures of attorneys on this certificate or on powers of substitution, must be guaranteed.





Signature Guaranteed:
                     ----------------------------
                     SIGNATURE MUST BE GUARANTEED
                     BY A COMMERCIAL BANK OR FIRM
                     WHICH IS A MEMBER OF A
                     REGISTERED NATIONAL STOCK
                     EXCHANGE.